                AS FILED WITH THE COMMISSION ON AUGUST 23, 1996

                                                     REGISTRATION NO. 333-
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                                LEAR CORPORATION
             (Exact name of registrant as specified in its charter)

                  DELAWARE                                        13-3386776
      (State or other jurisdiction of                (I.R.S. Employer Identification No.)
       incorporation or organization)
            21557 TELEGRAPH ROAD                                  48086-5008
            SOUTHFIELD, MICHIGAN                                  (zip code)
  (Address of principal executive offices)
        LEAR OPERATIONS CORPORATION                AUTOMOTIVE INDUSTRIES MANUFACTURING INC.
           401(K) PLAN FOR HOURLY                           401(K) PLAN FOR HOURLY
     Employees of the Louisville Plant                   Employees of the Huron Plant
                                  (Full title of the plans)

                         ------------------------------

                             JAMES H. VANDENBERGHE
                            EXECUTIVE VICE PRESIDENT
                                LEAR CORPORATION
                              21557 TELEGRAPH ROAD
                        SOUTHFIELD, MICHIGAN 48086-5008
                    (Name and address of agent for service)

                                 (810) 746-1500
         (Telephone number, including area code, of agent for service)

     This Registration Statement shall become effective immediately upon filing with the Securities and Exchange Commission, and sales of the registered securities to participants in the 401(k) plans listed above will be effected pursuant to purchases in the open market.

                        CALCULATION OF REGISTRATION FEE

- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------
                                                                   PROPOSED MAXIMUM
                                                 PROPOSED MAXIMUM     AGGREGATE        AMOUNT OF
TITLE OF SECURITIES              AMOUNT TO BE     OFFERING PRICE       OFFERING      REGISTRATION
TO BE REGISTERED(1)              REGISTERED(1)     PER SHARE(2)        PRICE(2)           FEE
- --------------------------------------------------------------------------------------------------
Common Stock, $.01 par
  value.......................  150,000 shares       $37.5625         $5,634,375       $1,942.89
- --------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Estimated pursuant to Rule 457(h) under the Securities Act of 1933 solely for the purpose of calculating the amount of the registration fee based upon the average of the high and low sales prices reported for shares of the
    Common Stock on the New York Stock Exchange on August 22, 1996.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                    PART I.

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

     The document(s) containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                    PART II

              INFORMATION REQUIRED IN THIS REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

     Lear Corporation (the "Company"), Lear Operations Corporation 401(k) Plan for Hourly Employees of the Louisville Plant (the "Louisville Plan") and Automotive Industries Manufacturing Inc. 401(k) Plan for Hourly Employees of the Huron Plant (the "Huron Plan"; and together with the Louisville Plan, the "Plans") hereby incorporate the following documents herein by reference:

     (a) The Company's Annual Report on Form 10-K for year ended December 31, 1995;

     (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 30, 1996;

     (c) The Company's Quarterly Report on Form 10-Q for the quarter ended June 29, 1996;

     (d) The Company's Current Report on Form 8-K dated May 22, 1996;

     (e) The Company's Current Report on Form 8-K dated June 27, 1996;

     (f) All other reports filed by the Company and the Plans pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or after December 31, 1995; and

     (g) The description of the Company's Common Stock, $.01 par value, contained in the Company's registration statement on Form 8-A, as amended by Amendment No. 1 on Form 8-A/A filed on April 5, 1994, including any subsequent amendment or any report or other filing with the Securities and Exchange Commission (the "SEC") updating such description.

     In addition, all documents subsequently filed by the Company and the Plans pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act after the date of this Registration Statement and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold or which deregisters all such securities then remaining unsold shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4. DESCRIPTION OF SECURITIES

     Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

     None.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Company is a Delaware corporation. Reference is made to Section 145 of the Delaware General Corporation Law, as amended (the "GCL"), which provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation), by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at its request in such capacity of another corporation or business organization against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such person's conduct was unlawful. A Delaware corporation may indemnify officers and directors in any action by or in the right of a corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses (including attorneys' fees) that such officer or director actually and reasonably incurred.

     Reference is also made to Section 102(b)(7) of the GCL, which permits a corporation to provide in its certificate of incorporation that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
Section 174 of the GCL or (iv) for any transaction from which the director derived an improper personal benefit.

     The certificate of incorporation of the Company provides for the elimination of personal liability of a director for breach of fiduciary duty as permitted by Section 102(b)(7) of the GCL and the by-laws of the Company provide that the Company shall indemnify its directors and officers to the full extent permitted by Section 145 of the GCL.

     The Company has directors and officers liability insurance that insures the directors and officers of the Company against certain liabilities. In addition, Lehman Brothers Inc. has agreed to indemnify David P. Spalding, James A. Stern and Alan H. Washkowitz, each being a director of the Company and an officer or former officer of Lehman Brothers Inc., in connection with their service as directors of the Company.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

ITEM 8. EXHIBITS

     4.1 Form of certificate for the Company's Common Stock, par value $.01 per share (filed as Exhibit 4.5 to the Company's Registration Statement on Form S-8 (No. 33-55783) and incorporated herein by reference)

     23.1 Consent of Arthur Andersen LLP

     23.2 Consent of Price Waterhouse LLP

     24.1 Powers of Attorney (included on the signature page hereof)

     The undersigned Company hereby undertakes that it will submit or has submitted the Plans and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS in order to qualify the Plans under Section 401 of the Internal Revenue Code of 1986, as amended.

ITEM 9. UNDERTAKINGS

     (a) The undersigned Company hereby undertakes:

          (1) To file, during any period in which offers or sales are being made of the securities registered hereby, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement;

     provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Company pursuant to Section 13 or
     Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Company hereby further undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Company's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of the annual report of the employee benefit plans pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Southfield, Michigan on the 23rd day of August, 1996.

                                          LEAR CORPORATION

                                          By: /s/ KENNETH L. WAY

                                            ------------------------------------
                                            Kenneth L. Way
                                            Chairman of the Board and
                                            Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth L. Way, Robert E. Rossiter and James H. Vandenberghe and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               SIGNATURE                                  TITLE                        DATE
- ----------------------------------------   -----------------------------------   ----------------
           /s/ KENNETH L. WAY              Chairman of the Board and Chief       August 23, 1996
- ----------------------------------------   Executive Officer (Principal
              Kenneth L. Way               Executive Officer)
         /s/ ROBERT E. ROSSITER            Director, President and Chief         August 23, 1996
- ----------------------------------------   Operating Officer
            Robert E. Rossiter
       /s/ JAMES H. VANDENBERGHE           Director, Executive Vice President    August 23, 1996
- ----------------------------------------   and Chief Financial Officer
           James H. Vandenberghe           (Principal Financial and Principal
                                           Accounting Officer)
                                           Director                              August   , 1996
- ----------------------------------------
             Larry W. McCurdy
         /s/ GIAN ANDREA BOTTA             Director                              August 23, 1996
- ----------------------------------------
             Gian Andrea Botta

               SIGNATURE                                  TITLE                        DATE
- ----------------------------------------   -----------------------------------   ----------------
          /s/ ROBERT W. SHOWER             Director                              August 23, 1996
- ----------------------------------------
             Robert W. Shower
         /s/ DAVID P. SPALDING             Director                              August 23, 1996
- ----------------------------------------
             David P. Spalding
           /s/ JAMES A. STERN              Director                              August 23, 1996
- ----------------------------------------
              James A. Stern
                                           Director                              August   , 1996
- ----------------------------------------
            Alan H. Washkowitz

     Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned (or other persons who administer the Plans) have duly caused this Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized in the City of Southfield, Michigan on August 23, 1996.

                                        LEAR OPERATIONS CORPORATION
                                        401(k) PLAN FOR HOURLY
                                        EMPLOYEES OF THE LOUISVILLE PLANT

                                        By: Lear Corporation, as Plan
                                        Administrator

                                        By: /s/ ROGER ALAN JACKSON
                                           -------------------------------------
                                           Name: Roger Alan Jackson
                                           Title: Senior Vice President -- Human
                                                  Resources and Corporate
                                                  Relations

                                        AUTOMOTIVE INDUSTRIES
                                        MANUFACTURING INC. 401(K) PLAN FOR
                                        HOURLY EMPLOYEES OF THE HURON PLANT

                                        By: Lear Corporation, as Plan
                                        Administrator

                                        By: /s/ ROGER ALAN JACKSON
                                           -------------------------------------
                                           Name: Roger Alan Jackson
                                           Title: Senior Vice President -- Human
                                                  Resources and Corporate
                                                  Relations

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                                        DESCRIPTION
- ------    ------------------------------------------------------------------------------------
  4.1     Form of certificate for the Company's Common Stock, par value $.01 per share (filed as Exhibit 4.5 to the Company's Registration Statement on Form S-8 (No. 33-55783)
          and incorporated herein by reference)
 23.1     Consent of Arthur Andersen LLP
 23.2     Consent of Price Waterhouse LLP
 24.1     Powers of Attorney (included on the signature page hereof)